UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2025

Ramaco Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices, including zip code)

(859) 244-7455

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B Common Stock, $0.01 par value	METCB	Nasdaq Global Select Market
9.00% Senior Notes due 2026	METCL	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.	Regulation FD Disclosure

On July 1, 2025, Ramaco Resources, Inc. (the "Company") issued a press release (the "PEA Press Release") announcing that it will receive a full Preliminary Economic Assessment ("PEA") report on the Company’s Brook Mine in Wyoming on or before July 8, 2025. The PEA Press Release also disclosed that the Company had received summary results from the PEA report. A copy of the PEA Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2025, the Company disclosed the summary results of the PEA in a letter to its shareholders related to the Brook Mine project (the "Shareholder Letter"). A copy of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2025, the Company issued a second press release (the "Second Press Release") announcing that it has released and posted the following to its website at www.ramacoresources.com:

•	A press release on the groundbreaking ceremony for the Company’s Brook Mine,
•	The PEA Press Release,
•	The Company’s summary related to the PEA (the “Summary”),
•	The Shareholder Letter; and
•	A time-lapse video of the initial mining activity at the Brook Mine.

A copy of the Second Press Release and the Summary are attached as Exhibits 99.3 and 99.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Ramaco Resources, Inc. dated July 1, 2025
99.2	Letter to Shareholders released by Ramaco Resources, Inc. dated July 1, 2025
99.3	Press Release issued by Ramaco Resources, Inc. dated July 1, 2025
99.4	Company Summary related to the Preliminary Economic Assessment
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

Date:	July 1, 2025	By:	/s/ Randall W. Atkins
Randall W. Atkins
Chairman, Chief Executive Officer